May 7, 2010

DREYFUS STATE MUNICIPAL BOND FUNDS (the “fund”)

Supplement to Prospectus
dated September 1, 2009

     The Dreyfus Michigan Fund, Dreyfus North Carolina Fund and Dreyfus Virginia Fund each transferred their assets into Dreyfus AMT-Free Municipal Bond Fund, a series of Dreyfus Municipal Funds, Inc., as part of a tax-free reorganization completed for each series on the respective date indicated below:

Dreyfus Michigan Fund	January 29, 2010
Dreyfus North Carolina Fund	January 26, 2010
Dreyfus Virginia Fund	January 19, 2010

     Accordingly, shares of the Dreyfus Michigan Fund, Dreyfus North Carolina Fund and Dreyfus Virginia Fund are no longer offered.

     The following information supersedes and replaces any contrary information contained in the sections of the fund’s prospectus entitled “Portfolio Management” or “Management”:

     David Belton has been primary portfolio manager of the Dreyfus Minnesota and Ohio Funds, and Jeffrey Burger has been primary portfolio manager of the Dreyfus Maryland Fund, since December 2009.

     Mr. Belton is Head of Municipal Bond Research at Standish Mellon Asset Management Company LLC, (Standish) an affiliate of Dreyfus, where he has been employed since November 1997. Mr. Burger is a senior analyst for tax sensitive strategies at Standish, where he has been employed since July 2009. Mr. Belton and Mr. Burger each manage a number of state-specific municipal bond funds managed by Dreyfus, where they have been employed since December 2009.

     Steven Harvey has been primary portfolio manager of the Dreyfus Pennsylvania Fund since October 2009. Mr. Harvey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 2000. Mr. Harvey manages other national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since April 2009.

     The Dreyfus Connecticut Fund is co-managed by James P. Welch and Daniel Barton. Mr. Welch has been a primary portfolio manager of the Dreyfus Connecticut Fund since November 2001 and primary portfolio manager of the Dreyfus Massachusetts Fund since July 2007. Mr. Barton has been a primary portfolio manager of the Dreyfus Connecticut Fund since May 2010. Thomas Casey has been an additional portfolio manager of the Dreyfus Massachusetts Fund since April 2009.

     Mr. Welch is a portfolio manager for Standish, where he has been employed since April 2009. Mr. Barton is a senior analyst for tax exempt bonds at Standish, where he has been employed since 2005. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 1993. Mr. Welch, Mr. Barton and Mr. Casey manage other national and state-specific municipal bond funds managed by Dreyfus, where they have been employed since October 200l, December 2009 and April 2009, respectively.